UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2012

DEALERTRACK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

EX-10.1: Purchase agreement dated as of February 28, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representative for the initial purchasers named therein.

EX-10.2: Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

EX-10.3: Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

EX-10.4: Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

EX-10.5: Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

EX-10.6: Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

EX-10.7: Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association

EX-10.8: First Amendment, dated as of February 27, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

EX-10.9: Second Amendment, dated as of February 29, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

EX-99.1: Press Release dated February 28, 2012.

Item 1.01.  Entry into a Material Definitive Agreement.

Purchase Agreement

On February 28, 2012, DealerTrack Holdings, Inc. (the “Company”) and DealerTrack, Inc. (the “Guarantor”), entered into a purchase agreement (the “Purchase Agreement”) with the initial purchasers named therein (the “Initial Purchasers”), for whom Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC acted as representatives, to issue and sell $175 million aggregate principal amount of its 1.50% Senior Convertible Notes due 2017 (the “Notes”) to the Initial Purchasers for resale to certain qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Company also granted the Initial Purchasers an option to purchase up to an additional $25 million aggregate principal amount of Notes. The Notes will be guaranteed by the Guarantor on a senior unsecured basis.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Guarantor, conditions to closing, indemnification obligations of the Company, the Guarantor and the Initial Purchasers, and termination and other customary provisions.

The Company estimates that the net proceeds from the offering of the Notes will be approximately $169.1 million (or approximately $193.3 million if the Initial Purchasers exercise their option to purchase additional Notes in full), after payment of the Initial Purchasers’ commissions and estimated offering expenses.  In connection with the offering of the Notes, the Company used a portion of the net proceeds of the offering to pay the cost of the convertible note hedge transactions (after such cost was partially offset by the proceeds from the sale of the warrant transactions described below) with respect to its common stock, par value $0.01 per share (the “Common Stock”), as described below.  In addition, the Company entered into issuer warrant transactions with respect to its Common Stock, as described below.  The Company intends to use the balance of the net proceeds from the offering for working capital and general corporate purposes, which may include, among other things, repayment of existing indebtedness, acquisitions and investments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the private offering of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Options”) on February 28, 2012 with certain of the Initial Purchasers or their affiliates (the “Counterparties”). The Company used $12.4 million of the net proceeds of the offering to pay the cost of the Purchase Options (after such cost was partially offset by the proceeds from the sale of the warrant transactions described below). The Purchased Options cover, subject to anti-dilution adjustments substantially similar to the Notes, approximately 4.68 million shares of Common Stock at a strike price that corresponds to the initial conversion price of the Notes, also subject to certain customary adjustments, and are exercisable at each conversion date of the Notes. The Purchased Options will expire upon the earlier of (1) the last day the Notes remain outstanding or (2) the maturity date of the Notes.

The Purchased Options are expected to reduce the potential equity dilution, and/or offset cash payments due, upon conversion of the Notes in the event that the volume weighted average price of the Common Stock on each trading day of the relevant conversion period or other relevant valuation period is greater than the strike price of the Purchased Options, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the anti-dilution adjustments applicable to the conversion price of the Notes.

The Purchased Options are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes.  Holders of the Notes will not have any rights with respect to the Purchased Options.

The foregoing description of the Purchased Options does not purport to be complete and is qualified in its entirety by reference to confirmations relating to the Purchased Options, which are filed as Exhibits 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Warrant Transactions

The Company also entered into issuer warrant transactions with the Counterparties also on February 28, 2012 whereby the Company sold to such Counterparties warrants (the “Warrants”) to acquire, subject to customary anti-dilution adjustments, up to approximately 4.68 million shares of Common Stock at a strike price of $46.1835 per share of Common Stock, also subject to customary adjustments.

If on the expiration dates of the Warrants, the volume weighted average price per share of the Common Stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share.

The Warrants are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes or the Purchased Options.  Holders of the Notes will not have any rights with respect to the Warrants.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to confirmations relating to the Warrants, which are filed as Exhibits 10.5, 10.6 and 10.7 and are incorporated herein by reference.

The Purchase Agreement, the First Amendment, the Second Amendment and the confirmations relating to the Purchased Options and the Warrants (collectively, the “Transaction Documents”) have been included to provide investors and security holders with information regarding the terms of the transactions. The Transaction Documents are not intended to provide any other factual information about the Company.  The Transaction Documents contain representations and warranties the parties thereto made to, and solely for the benefit of, each other.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Transaction Documents and information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  In addition, please note that certain representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts and may be subject to a contractual standard of materiality different from that generally applicable to investors and security holders.

Credit Agreement Amendments

On February 27, 2012, the Company entered into a first amendment (the “First Amendment”) to the Credit Agreement dated as of April 20, 2011, by and among the Company and DealerTrack Canada, Inc., a corporation organized under the laws of Canada and a subsidiary of the Company, as borrowers, the several lenders party thereto from time to time, KeyBank National Association, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent (as amended, supplemented or otherwise modified prior to the effectiveness of the First Amendment, the “Credit Agreement”). The First Amendment amended the Credit Agreement to, among other things: (i) permit the Company to make mandatory interest and principal payments and settle conversions in respect of the Notes in cash, shares of common stock of the Company, or a combination thereof; and (ii) permit the Company to enter into the Purchased Options and Warrants in connection with the private offering of the Notes (as described above).

On February 29, 2012, the Company entered into a second amendment (the “Second Amendment”) to the Credit Agreement, as amended by the First Amendment (the “Amended Credit Agreement”). The Second Amendment amended the Amended Credit Agreement to, among other things: (i) reduce the commitment fee payable under and the interest rate margins applicable to extensions of credit pursuant to the Amended Credit Agreement; (ii) extend the termination date of the revolving commitments under the Amended Credit Agreement to five years from the date of the Second Amendment; (iii) increase the maximum aggregate incremental term loans and revolving commitments that may be made available to the Company under the Amended Credit Agreement; and (iv) revise the financial maintenance covenants in the Amended Credit Agreement to increase the maximum leverage ratio and decrease the minimum interest coverage ratio, and to add a maximum secured leverage ratio.

The foregoing descriptions of the First Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference, and the Second Amendment, a copy of which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01            Other Events.

On February 28, 2012, the Company issued a press release announcing its pricing of $175 million principal amount of the Notes in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Purchase agreement dated as of February 28, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representative for the initial purchasers named therein.

10.2	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.3	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.4	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.5	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.6	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.7	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.8	First Amendment, dated as of February 27, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

10.9	Second Amendment, dated as of February 29, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012

DealerTrack Holdings, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase agreement dated as of February 28, 2012, among DealerTrack Holdings, Inc., DealerTrack, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representative for the initial purchasers named therein.

10.2	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.3	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.4	Confirmation regarding convertible bond hedge transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.5	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Barclays Bank PLC.

10.6	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and JPMorgan Chase Bank, National Association.

10.7	Confirmation regarding warrant transactions dated as of February 28, 2012, between DealerTrack Holdings, Inc. and Wells Fargo Bank, National Association.

10.8	First Amendment, dated as of February 27, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

10.9	Second Amendment, dated as of February 29, 2012, to Credit Agreement, dated April 20, 2011, by and among DealerTrack Holdings, Inc. and DealerTrack Canada, Inc., as borrowers, the several lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated February 28, 2012.